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                             FIRST AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT
                        ------------------------------

    This First Amendment to Receivables Purchase Agreement, dated as of December 17, 1998 (this "Amendment"), is among D&K RECEIVABLES CORPORATION, a
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Delaware corporation ("Seller"), D&K HEALTHCARE RESOURCES, INC., a Delaware
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corporation ("Parent"), BLUE KEEL FUNDING, LLC, a Delaware limited liability
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company ("Purchaser"), and FLEET NATIONAL BANK,  a national banking
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association, as Administrator for Purchaser (in such capacity, the
"Administrator").
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                                  BACKGROUND
                                  ----------

    1. Seller, Parent, Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of August 7, 1998 (the "Receivables Purchase Agreement").
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    2.   The parties hereto desire to amend the Receivables Purchase
Agreement in certain respects as set forth herein.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1.  Definitions.  Capitalized terms used in this Amendment and
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not otherwise defined herein shall have the meanings assigned thereto in the
Receivables Purchase Agreement.

    SECTION 2.  Purchase Limit.  Section 1.01 of the Receivables Purchase
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Agreement is hereby amended by deleting the number "$45,000,000" where it appears therein and substituting therefor the number "$60,000,000".

    SECTION 3.  Concentration Limit - E Eckerd  Schedule A to Appendix A to
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the Receivables Purchase Agreement is hereby amended by deleting the number
"10.00%" that appears in the column labeled "Percentage" opposite the name Eckerd and substituting therefor the number "15%".

    SECTION 4.   Representations.  Seller and the Servicer hereby represent
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and warrant that, after giving effect to this Amendment (i) the representations and warranties of Seller and Servicer contained in Article VI
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of the Receivables Purchase Agreement are true and correct as of the date hereof and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

    SECTION 5.  Miscellaneous.  The Receivables Purchase Agreement as amended
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hereby, remains in full force and effect.  Any reference to the Receivables
Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be a contract made under and governed by the internal laws of the State of New York without regard to any otherwise applicable conflict of law principles thereof. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute together but one and the same agreement.

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                                 D&K RECEIVABLES CORPORATION


                                 By /s/ Martin D. Wilson
                                    ------------------------------------------
                                    Name: Martin D. Wilson
                                    Title: President


                                 D&K HEALTHCARE RESOURCES, INC.


                                 By: /s/ Martin D. Wilson
                                    ------------------------------------------
                                     Name: Martin D. Wilson
                                     Title: President


                                 BLUE KEEL FUNDING, LLC, as Purchaser


                                 By: /s/ Kevin P. Burns
                                    ------------------------------------------
                                     Name: Kevin P. Burns
                                     Title: Vice President


                                 FLEET NATIONAL BANK, as Administrator


                                 By: /s/ Paul Schmieder
                                    ------------------------------------------
                                     Name: Paul Schmieder
                                     Title: Vice President

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